Exhibit 99.2

SolarWinds Completes Spin-Off of its MSP Business;
N-able, Inc. Begins Trading as Independent, Publicly Traded Company

AUSTIN, Texas & WAKEFIELD, Massachusetts – July 20, 2021 – SolarWinds Corporation (NYSE: SWI) (“SolarWinds”), a leading provider of simple, powerful, and secure IT management software, and N-able, Inc. (NYSE: NABL) (“N-able”), a leading provider of cloud-based software solutions for managed service providers, today announced the completion of the previously announced spin-off of the SolarWinds managed service provider (“MSP”) business into a standalone, separately-traded public company named N-able, Inc.. Following the separation, which was completed on July 19, 2021, N-able will provide cloud-based software solutions for managed service providers (“MSPs”), enabling them to support digital transformation and growth within small and medium-sized enterprises. SolarWinds will retain its Core IT Management business focused primarily on providing IT infrastructure management software to corporate IT organizations. N-able common stock will trade on the New York Stock Exchange under the symbol “NABL.”

As previously announced, SolarWinds’ stockholders of record as of the close of business on July 12, 2021, the record date for the distribution, received one share of N-able common stock for every two shares of SolarWinds common stock held by them as of such date. SolarWinds stockholders received cash in lieu of any fractional shares.

Forward-Looking Statements

This press release contains “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the post-separation plans of SolarWinds and N-able. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “aim,” “anticipate,” “believe,” “can,” “could,” “seek,” “should,” “feel,” “expect,” “will,” “would,” “plan,” “intend,” “estimate,” “continue,” “may” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) risks related to the potential spin-off of the N-able business into a newly created and separately traded public company, including that the process of potentially completing the spin-off could disrupt or adversely affect the consolidated or separate businesses, results of operations and financial condition, that the spin-off may not achieve some or all of any anticipated benefits with respect to either business; (b) risks related to the cyber incident disclosed in December 2020 (the "Cyber Incident"), including with respect to (1) the discover of new or additional information regarding the Cyber Incident, including with respect to its scope, the threat actor’s access to SolarWinds’ and N-able’s environments and its related activities during such period, and the related impact on the companies’ respective systems, products, current or former employees and customers, (2) the possibility that mitigation and remediation efforts with respect to the Cyber Incident may not be successful, (3) the possibility that additional confidential, proprietary or personal information, including information of SolarWinds’ or N-able’s current or former employees and customers, was accessed and exfiltrated as a result of the Cyber Incident, (4) numerous financial, legal, reputational, and other risks to us related to the Cyber Incident, including risks that the incident or the companies’ responses thereto, including with respect to providing notices to any impacted individuals, may result in the loss, compromise, or corruption of data and proprietary information, loss of business as a result of termination or non-renewal of agreements or reduced purchases or upgrades of our products, severe reputational damage adversely affecting customer, partner, and vendor relationships, and investor confidence, increased attrition of personnel and distraction of key and other personnel, U.S. or foreign regulatory investigations and enforcement actions, litigation, indemnity obligations, damages for contractual breach, penalties for violation of applicable laws or regulations, significant costs for remediation, and the incurrence of other liabilities, (5) risks that our insurance coverage, including coverage relating to certain security and privacy damages and claim expenses, may not be available or sufficient to compensate for all liabilities we incur related to these matters and (6) the possibility that our steps to secure our internal environment, improve our product development environment and ensure the security and integrity of the software that we deliver to our customers may not be successful or sufficient to protect against future threat actors or attacks or be perceived by existing and prospective customers as sufficient to address the harm caused by the Cyber Incident; (c) the possibility that the global COVID-19 pandemic may adversely affect our business, results of operations and financial condition; (d) any of the following factors either generally or as a result of the impacts of the Cyber Incident or the global COVID-19 pandemic on the global economy or on our business operations and financial condition or on the business operations and financial conditions of the companies’ respective customers, their end-customers and the companies’ respective prospective customers: (1) reductions in information technology spending or delays in purchasing decisions by customers, their end-customers and prospective customers, (2) the inability to sell products to new customers or to sell additional products or upgrades to existing customers, (3) any decline in renewal or net retention rates, (4) the inability to generate significant volumes of high quality sales leads from digital marketing initiatives and convert such leads into new business at acceptable conversion rates, (5) the timing and adoption of new products, product upgrades, or pricing model changes by SolarWinds, N-able or their competitors, (6) potential foreign exchange gains and losses related to expenses and sales denominated in currencies other than the functional currency of an associated entity and (7) risks associated with international operations; (e) the possibility that operating income could fluctuate and may decline as percentage of revenue as each company makes further expenditures to support its business or expand its operations; (f) any inability to successfully identify, complete, and integrate acquisitions, and manage growth effectively; (g) SolarWinds’ status as a controlled company and following the Distribution, N-able’s status as a controlled company; (h) N-able’s status as an emerging growth company and (i) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission, including the risk factors discussed in N-able’s registration statement on Form 10 filed on June 15, 2021, SolarWinds’ Annual Report on Form 10-K for the period ended December 31, 2020 filed on March 1, 2021, SolarWinds’ Quarterly Reports on Form 10-Q for the quarter ended March 31, 2021 filed on May 10, 2021 and the quarter ended June 30, 2021 that SolarWinds anticipates filing on or before August 9, 2021 and N-able’s Quarterly Report on Form 10-Q the quarter ended June 30, 2021 that N-able anticipates filing on or before August 16, 2021. All information provided in this release is as of the date hereof and neither SolarWinds nor N-able undertakes any duty to update this information except as required by law.

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About SolarWinds

SolarWinds is a leading provider of simple, powerful, and secure IT management software. Our solutions give organizations worldwide—regardless of type, size or complexity—the power to accelerate business transformation in today’s hybrid IT environments. We continuously engage with all types of technology professionals—IT service and operations professionals, DevOps and SecOps professionals, and Database Administrators (DBAs) —to understand the challenges they face maintaining high-performing and highly available IT infrastructures, applications, and environments. The insights we gain from them, in places like our THWACK online community, allow us to address customers’ needs now, and in the future. Our focus on the user and commitment to excellence in end-to-end hybrid IT management has established SolarWinds as a worldwide leader in solutions for observability, IT service management, application performance, and database management.

About N-able

N-able (formerly SolarWinds MSP) empowers managed services providers (MSPs) to help small and medium enterprises navigate the digital evolution. With a flexible technology platform and powerful integrations, N-able makes it easy for MSPs to monitor, manage, and protect their end-customer systems, data, and networks. N-able’s growing portfolio of security, automation, and backup and recovery solutions is built for IT services management professionals. N-able simplifies complex ecosystems and enables customers to solve their most pressing challenges. N-able provides extensive, proactive support—through enriching partner programs, hands-on training, and growth resources—to help MSPs deliver exceptional value and achieve success at scale.

© 2021 SolarWinds Worldwide, LLC. All rights reserved.

CONTACTS:

SolarWinds Contacts:

Investors	Media
Ashley Hook Phone: 512.682.9683 ir@solarwinds.com	Tiffany Nels Phone: 512.682.9535 pr@solarwinds.com

N-able Contacts:

Investors	Media
Howard Ma Phone: 512.498.6707 ir@n-able.com	Kim Cecchini Phone: 919.957.5019 pr@n-able.com